UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                            December 22, 2004
                            ------------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
Item 8.01 Other Events.

     On August 27, 2004, Oak Ridge Micro-Energy, Inc. commenced an action against Timothy Rock, Andrew Goodell, Water & Gold, Inc. and Jeffrey Kohutka in the Third Judicial District Court, State of Utah, County of Salt Lake, Case
No. 040918223.   Oak Ridge asserted claims against these individuals for
violations of Utah's Uniform Securities Act, Utah Code Ann. Section 61-1-1 et seq.; Fraudulent Inducement and Conspiracy to Defraud; Misappropriation and conversion; and Breach of Contract. Oak Ridge also sought a Preliminary and Permanent Injunction against defendants enjoining them from selling, transferring or otherwise encumbering any of the shares these individuals had obtained from Oak Ridge pending the outcome of the case.

     On September 1, 2004, Oak Ridge obtained a Temporary Restraining Order against Messrs. Rock, Goodell, Kohutka and Water & Gold enjoining those individuals, entities and their agents from attempting to sell, assign or encumber or selling, assigning or encumbering any Oak Ridge stock owned by them or their agents.

     On November 5, 2004, the defendants filed an Answer and Counterclaim against Oak Ridge and its President, Mark Meriwether alleging violation of the Utah Uniform Securities Act, Utah Code Ann. Section 61-1-1 et seq. against Meriwether and Oak Ridge, and Breach of Contract against Oak Ridge.

     On December 21 and December 22, 2004, the Court held a Preliminary Injunction Hearing on Oak Ridge's request to enjoin the defendants from transferring, selling or otherwise encumbering their shares pending the outcome of the case. After the two-day hearing in which evidence was presented by both sides, the Court issued Findings of Fact and Conclusions of Law. In its Findings, the court determined that an injunction was appropriate. The Court specifically found that Oak Ridge had established a substantial likelihood of prevailing on the merits of its claims that Messrs. Rock, Kohutka, Goodell and Water & Gold violated Utah's Uniform Securities Act, Utah Code Ann. Section 61-1-1 et seq.; that if the injunction was not issued, Oak Ridge would be irreparably harmed; that harm to Oak Ridge in the event an injunction was not issued would not outweigh any harm to Rock, Goodell, Kohutka and Water & Gold; and that the public interest would not be affected by the granting of the Preliminary Injunction. The Court also ordered Oak Ridge to post a $100,000 bond.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 1/6/05                              /s/ Mark Meriwether
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director